                                SENTRY FUND, INC.
             1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                        DECEMBER 10, 1998

We are pleased to provide this Sentry Fund report covering the fiscal year ended October 31, 1998.

The big event during the past several months has been the volatility of the equity markets in response to an unsettled world economic environment. After displaying strong appreciation during the first two calendar quarters, the popular U.S. stock markets averages turned abruptly downward in late July. Both the Dow Jones Industrial Average and the Standard and Poors 500 Stock Index evidenced significant recovery in September and October, with each ending the period approximately 8% below the all-time highs recorded in July. For the first ten months of 1998 the Dow was up 10%, while the S&P 500 had added more than 14%.

The steep decline in domestic stock markets during the third calendar quarter was in response to foreign uncertainties and concern regarding the extent to which weakness abroad would spill over into the U.S. economy. The Federal Reserve Board of Governors voted reductions in the Federal Funds Rate in September and early October, signaling a willingness to accommodate needs within the U.S. banking system. While concern remains whether easier monetary policy will be sufficient, some stock market investors have been emboldened by the Fed's actions.

Longer term, excess worldwide productive capacity is likely to pressure U.S. producers to continue cost reduction measures to remain competitive in the global economy. The lack of pricing power and the need to contain costs threatens to squeeze corporate profits in 1999.

Your fund's management has taken these economic trends to signal a change from the near ideal investment conditions which have dominated for most of this decade. While remaining confident of the positive momentum for the stock market longer term, near-term implementation of the fund's investment policy and objectives can be expected to reflect the current uncertainties.

Sincerely,





Steven R. Boehlke
President


                                    [GRAPH]



**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES--OCTOBER 31, 1998          SENTRY FUND, INC.

                                              VALUE
  SHARES                                     (NOTE 1)
  ------                                     --------
           COMMON STOCKS (92.9%)
           ---------------------
           BUSINESS & CONSUMER SERVICES (12.9%)
  150,000  Analysts Int'l Corp...........  $2,634,375
   25,000  Deluxe Corp...................     809,375
  140,000  Ennis Business Form Inc.......   1,400,000
  101,250 +Fiserv, Inc...................   4,708,125
   25,000  Block (H & R), Inc............   1,120,312
  186,500  Richardson Electronics........   1,445,375
  235,000 +Richey Electronics, Inc.......   2,364,688
           DRUG & HEALTH CARE (1.1%)
  160,000 +Endosonics Corp...............   1,230,000
           ELECTRONICS (8.2%)
   50,000  Int'l. Business Machines Corp.   7,421,875
  190,000 +Savior Technology Group.......   1,745,625
           ENERGY (8.9%)
   27,300  Cabot Oil & Gas Corp..........     464,100
  451,700 +Coho Energy, Inc..............   2,032,650
   10,000  Exxon Corporation.............     712,500
   65,000 +Marine Drilling Companies ....     727,188
   45,800 +Noble Drilling Corp...........     787,187
   56,800 +Oceaneering International, Inc.    816,500
  250,000 +Petroglyph Energy Inc.........   1,375,000
   29,500 +R&B Falcon Corp...............     400,094
  150,000  Range Resources Corp..........     853,125
   20,000  Texaco Inc....................   1,186,250
   20,000  USX - Marathon Group..........     653,750
           FINANCIAL (13.8%)
   26,250  Amsouth Bancorporation........   1,051,641
   48,290  Associated Banc - Corp........   1,696,186
   40,000  Firstar Corp..................   2,270,000
   30,000  Home Federal Bancorp Co.......     712,500
   40,400  National City Corp............   2,598,225
   60,000  PNC Bank Corp.................   3,000,000
   60,750  Southtrust Corp...............   2,217,375
   10,000  TCF Financial Corp............     235,625
   59,895  Washington Federal, Inc.......   1,598,448
           FOODS & RESTAURANT (13.3%)
   70,000 +Consolidated Products.........   1,295,000
   41,000  Cooker Restaurant Corp........     248,562
   90,000 +Ihop Corp.....................   3,532,500
   82,500  Lancaster Colony Corp.........   2,475,000
   60,000  McDonald's Corp...............   4,012,500
   93,900 +Morton's Restaurant Group.....   1,831,050
   27,000 +Rare Hospitality Int'l........     324,000
   70,000  Ruby Tuesday Inc..............   1,181,250


                                              VALUE
  SHARES                                     (NOTE 1)
  ------                                     --------
           MANUFACTURING (14.5%)
  150,000  Applied Power.................   4,134,375
  170,000  General Cable Corp............   3,357,500
   63,000 +ITI Technologies..............   1,819,125
  167,500 +Jason Inc.....................   1,319,062
   60,000  Manitowoc Co. Inc.............   2,100,000
   72,500 +Rayovac Corp..................   1,472,656
   72,500  Regal - Beloit Corp...........   1,527,031
   55,000 +Shaw Group Inc. ..............     529,375
           RETAIL (7.8%)
    9,678 +Consolidated Stores Corp......     159,082
  195,000  Hancock Fabrics Inc...........   1,694,063
  140,000  Walgreen Company .............   6,816,250
           TOBACCO (8.2%)
  120,000  Philip Morris Cos., Inc.......   6,135,000
   90,000  UST, Inc......................   3,060,000
           TRANSPORTATION (4.2%)
  120,000  Harley-Davidson, Inc..........   4,650,000
                                         ------------

           TOTAL COMMON STOCKS            103,941,475
           (Cost $62,753,447)            ------------

 PRINCIPAL
  AMOUNT
  ------
            SHORT-TERM SECURITIES (8.0%)
            ----------------------------
            COMMERCIAL PAPER - DISCOUNTED
$  253,000  Household Financial Co.
              Note due 11/2/98                 252,961
 1,023,000  Norwest Financial Inc.
              Note due 11/3/98               1,022,698
 1,000,000  Norwest Financial Inc.
              Note due 11/3/98                 999,716
 2,094,000  General Motors Accept. Co.
              Note due 11/5/98               2,092,810
 1,500,000  American General Finance Corp.
              Note due 11/9/98               1,498,301
 1,319,000  Norwest Financial Inc.
              Note due 11/9/98               1,317,458
 1,765,000  General Electric Capital Corp.
              Note due 11/12/98              1,762,251
                                          ------------
            TOTAL SHORT-TERM SECURITIES      8,946,195
            (Cost $8,946,195)             ------------
            TOTAL INVESTMENTS (100.9%)     112,887,670
            (Cost $71,699,642)
            CASH AND RECEIVABLES
              LESS LIABILITIES (-0.9%)      (1,038,096)
                                          ------------
            NET ASSETS (100%)             $111,849,574
                                          ============


     +Non-income producing security during the year ended October 31, 1998.



                 See accompanying notes to financial statements

                                SENTRY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

ASSETS:
   Investments in securities, at
     market value (cost $71,699,642)    $112,887,670
   Cash                                       59,536
   Dividends receivable                       66,792
                                        ------------
       Total assets                                    $113,013,998

LIABILITIES:
   Investment securities purchased           953,174
   Investment advisory fees                  199,226
   Transfer agent fees                         2,533
   Custodian fees                                430
   Professional services                       9,000
   Redemption payable                             61
                                        ------------
       Total liabilities                                  1,164,424
                                                       ------------

NET ASSETS                                             $111,849,574
                                                       ============

ANALYSIS OF NET ASSETS:
   Paid in capital                                      $59,507,801
   Undistributed net investment income                      309,561
   Accumulated undistributed net realized gain
       on sales of investments                           10,844,184
   Net unrealized appreciation on investments            41,188,028
                                                       ------------
   Net assets, for 5,649,128 shares outstanding        $111,849,574
                                                       ============


   Net Asset Value and
     Redemption and Offering Price per Share                 $19.80
                                                       ============

                             STATEMENT OF OPERATIONS
                       For the Year Ended October 31, 1998

INVESTMENT INCOME:
   Income:
     Dividends                          $1,332,388
     Interest                              287,989
                                        ----------
       Total investment income                         $1,620,377

   Expenses:
     Investment advisory fees              877,820
     Transfer agent fees                    28,261
     Professional services                  15,704
     Printing, stationery and postage        5,883
     Licenses and fees                      24,149
     Directors' fees                         3,000
     Other expenses                         20,028
                                        ----------
       Total expenses                                     974,845
                                                      -----------

         Net investment income                            645,532
                                                      -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
   Net realized gain on sales of investments           11,134,702
   Decrease in unrealized appreciation
     of investment securities                         (12,571,994)
                                                      -----------
   Net realized and unrealized loss
     on investments                                    (1,437,292)
                                                      -----------

   Net decrease in net assets resulting
     from operations                                    ($791,760)
                                                      ===========

                 See accompanying notes to financial statements

                                SENTRYFUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS
                  For the Years Ended October 31, 1998 and 1997

                                                   1998            1997
                                              ------------     ------------
INCREASE(DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                      $    645,532     $    662,843

   Net realized gain on sales
     of investments                             11,134,702       19,070,123

   (Decrease) increase in unrealized
     appreciation on investments               (12,571,994)      15,950,516
                                              ------------     ------------

   Net change in net assets
     resulting from operations                    (791,760)      35,683,482
                                              ------------     ------------

DISTRIBUTIONS:
   Dividends from net
     investment income                            (587,956)        (861,685)

   Distributions of net realized gains         (19,130,268)      (4,859,092)
                                              ------------     ------------
   Total distributions to shareholders         (19,718,224)      (5,720,777)
                                              ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares              7,148,297        6,180,829
   Net asset value of shares issued to
     shareholders in reinvestment
     of distributions                           19,569,199        5,658,760
                                              ------------     ------------
                                                26,717,496       11,839,589
   Cost of shares redeemed                     (12,636,079)     (20,677,679)
                                              ------------     ------------
   Net increase (decrease) in net assets
     derived from share transactions            14,081,417       (8,838,090)
                                              ------------     ------------
   Total (decrease) increase in net assets      (6,428,567)      21,124,615

NET ASSETS:
   Beginning of year                           118,278,141       97,153,526
                                              ------------     ------------
   End of year (including
     undistributed net investment
     income of $309,561 and
     $251,985, respectively)                  $111,849,574     $118,278,141
                                              ============     ============



                 See accompanying notes to financial statements




NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The following summarizes the significant accounting policies of the Fund.

   Security Valuation -- Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates current value.

   Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. CAPITAL SHARES
   At October 31, 1998, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1998 and 1997 were as follows:

                                                                                   1998           1997
                                                                                --------      ----------
               Shares sold                                                        343,870        301,671
               Shares issued to shareholders in reinvestment of distributions     985,343        302,598
                                                                                ---------     ----------
                                                                                1,329,213        604,269
               Shares redeemed                                                   (619,438)    (1,005,067)
                                                                                ---------     ----------
                 Net (decrease) increase in shares outstanding                    709,775       (400,798)
                                                                                =========     ==========


3. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of common stock during the year ended October 31, 1998 aggregated $33,426,861 and $42,435,165, respectively.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1998.

   Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $28,199 in commissions to sales representatives for the year ended October 31, 1998. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

   As of October 31, 1998, Sentry Insurance and the Sentry 401K Plan held 22% and 34%, respectively, of the Fund's outstanding capital stock.

5. DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 18, 1997 and June 11, 1998, the Fund distributed $18,839,782 ($3.80 per share) and $290,486 ($.05 per share) related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1998 will be paid out on December 17, 1998. On December 18, 1997, and June 11, 1998, the Fund distributed $297,470 ($.06 per share) and $290,486 ($.05 per share), respectively, from net investment income.

6. INCOME TAX INFORMATION
   Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1998 were as follows:

                        Gross unrealized gains               $49,655,090
                        Gross unrealized losses                8,467,062
                                                             -----------
                           Net                               $41,188,028
                                                             ===========

   The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1998 was $71,699,642.

FINANCIAL HIGHLIGHTS
   The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                           YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------------------------------------
                                                     1998           1997           1996           1995           1994
                                                 -----------    -----------     ----------     ----------     ----------
   Net Asset Value, Beginning of Period          $     23.95    $     18.19     $    16.29     $    15.39     $    15.93
                                                 -----------    -----------     ----------     ----------     ----------

   Income From Investment Operations

    Net Investment Income                                .11            .13            .17            .18            .18
    Net Realized and Unrealized Gains (Losses)
     on Investments                                     (.30)          6.70           3.01           1.65            .53
                                                 -----------    -----------     ----------     ----------     ----------
   Total from Investment Operations                     (.19)          6.83           3.18           1.83            .71


   Less Distributions

    Dividends From Net Investment Income                (.11)          (.16)          (.17)          (.17)          (.22)
    Distribution From Net Realized Gains               (3.85)          (.91)         (1.11)          (.76)         (1.03)
                                                 -----------    -----------     ----------     ----------     ----------
   Total Distributions                                 (3.96)         (1.07)         (1.28)          (.93)         (1.25)
   Net Asset Value End of Period                 $     19.80    $     23.95     $    18.19     $    16.29     $    15.39
                                                 ===========    ===========     ==========     ==========     ==========

   Total Return                                         (.76%)        39.23%         20.60%         12.97%          4.86%

   Net Assets, End of Period (in Thousands)      $   111,850    $   118,278     $   97,154        $84,374        $79,622
   Ratio of Expenses to Average Net Assets               .83%           .83%           .84%           .86%           .86%
   Ratio of Net Investment Income to
    Average Net Assets                                   .55%           .61%           .95%          1.17%          1.19%
   Portfolio Turnover Rate                             29.85%         40.75%         28.28%         26.54%         16.31%






                 See accompanying notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCooper L.L.P.


Chicago, Illinois
November 19, 1998



                       1998 FEDERAL INCOME TAX INFORMATION

   Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

   For individual tax information, shareholders should consult their own tax advisors.

                               SENTRY FUND, INC.

                                    [PHOTO]

                                No sales charges
                                        -
                               No redemption fees
                                        -
                                  No 12b-1 fees

                                  ANNUAL REPORT
                                October 31, 1998

                            [SENTRY FUND, INC. LOGO]

         BOARD OF DIRECTORS

         Thomas R. Copps
         David W. Graebel
         William J. Lohr
         Dale R. Schuh, Chairman
         Steven J. Umland

         OFFICERS

         Steven R. Boehlke, President
         Susan M. DeBruin, Vice President
         William M. O'Reilly, Secretary
         William J. Lohr, Treasurer

         INVESTMENT ADVISOR

         Sentry Investment Management, Inc.
         Stevens Point, Wisconsin

         UNDERWRITER

         Sentry Equity Services, Inc.
         Stevens Point, Wisconsin

         CUSTODIAN

         Citibank, N.A.
         New York, New York

         LEGAL COUNSEL
         Godfrey & Kahn
         Milwaukee, Wisconsin

         INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP
         Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.